EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of El Capitan Precious Metals, Inc. (the "Company") on Form 10-QSB/A for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles C. Mottley, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in material respects, the financial condition and results of operations of the Company.

Date: September 15, 2006


                                        /s/ Charles C. Mottley
                                        ----------------------------------------
                                        Charles C. Mottley
                                        President, Chief Executive Officer and
                                        Director